                                                                  EXHIBIT 24

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Cahill, Philip Holl and Paul Webber, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Galileo Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                        /s/
                                  ______________________________________________
                                                    Marc I. Stern


February 1, 1995

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Cahill, Philip Holl and Paul Webber, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Galileo Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                            /s/
                                         _______________________________________
                                                  Thomas E. Larkin, Jr.


February 1, 1995

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Cahill, Philip Holl and Paul Webber, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Galileo Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                           /s/
                                          ______________________________________
                                                      John C. Argue


February 1, 1995

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Cahill, Philip Holl and Paul Webber, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Galileo Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                         /s/
                                       _________________________________________
                                                  Norman Barker, Jr.


February 1, 1995

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Cahill, Philip Holl and Paul Webber, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Galileo Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                            /s/
                                          ______________________________________
                                                      Richard W. Call


February 1, 1995

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael Cahill, Philip Holl and Paul Webber, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Galileo Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



                                                              /s/
                                              __________________________________
                                                         David K. Sandie


February 1, 1995